Investor Presentation March 2016

Safe Harbor Statement This presentation contains statements that are, or may be deemed to be, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, any financial or other guidance, statements that reflect our current expectations concerning future results and events, and any other statements that are not based solely on historical fact. Forward-looking statements are based on management's expectations, certain assumptions and currently available information. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof and are based on various assumptions as to future events, the occurrence of which necessarily are subject to uncertainties. These forward-looking statements are made subject to certain risks, uncertainties and other factors, which could cause our actual results, performance or achievements to differ materially from those presented in the forward-looking statements. Examples of factors that may affect future operating results and financial condition include, but are not limited to: changes in the economy generally and in respect to the businesses in which CTS operates; unanticipated issues in integrating acquisitions; the results of actions to reposition our businesses; rapid technological change; general market conditions in the automotive, communications, and computer industries, as well as conditions in the industrial, defense and aerospace, and medical markets; reliance on key customers; unanticipated natural disasters or other events; the ability to protect our intellectual property; pricing pressures and demand for our products; unanticipated developments that could occur with respect to contingencies such as litigation and environmental matters as well as any product liability claims; and risks associated with our international operations, including trade and tariff barriers, exchange rates and political and geopolitical risks. Many of these, and other, risks and uncertainties are discussed in further detail in Item 1A. of the Annual Report on Form 10-K. We undertake no obligation to publicly update our forward- looking statements to reflect new information or events or circumstances that arise after the date hereof, including market or industry changes. 2

Our Company 3 Ticker: CTS (NYSE) Founded: 1896 Business: CTS is a leading designer and manufacturer of sensors, actuators and electronic components. Locations: 11 manufacturing locations throughout North America, Asia and Europe. Number of Employees: ~3,000 Globally 2015 Sales: $382 Million Sales by Market:  Transportation – 67%  Industrial – 14%  Information Technology – 5%  Defense / Aerospace – 5%  Medical – 3%  Communications – 3% Other – 3% Sales by Region:  Americas – 55%  Asia – 32%  Europe – 13% Note: Sales by market and region based on 2015 sales

4 Our History - 120 Years of Innovation

Our New Identity 5 CTS has been part of the future for 120 years. As technology has continued to move forward, we’ve been right alongside, engineering intelligent ways to meet people’s ever changing needs. Today is no different and we continue to reinvent ourselves by establishing a new identity. New visuals and graphics are representative of our renewed purpose, vision, promise and value proposition. To learn more, visit www.ctscorp.com Our Purpose: We’re here to enable an intelligent and seamless world. Our Vision: We aim to be a leading provider of sensing and motion devices as well as connectivity components, enabling an intelligent and seamless world. Our Promise: Your Partner in Smart Solutions Our Value Proposition: Sense. Connect. Move.

Our Customers 6 Ind. / Defense New European OEM Transportation Medical Communications Industrial / IT Distribution Transportation Industrial / IT Other

Our Products 7 Accelerator Pedals Switches & Controls Timing Components RF Filters EMI/RFI Filters Smart Actuators Micro Actuators Torque Motor Actuator Sensors

Diversify End Markets

Targeted End Markets

Light Vehicles	30-50%
Industrial	20-30%
Medical	10-20%
Commercial Vehicles	10-20%
Comm./IT	10-20%
Aviation/Defense	5-15%



LV/CV
I
C
DA
M
O
EMS Divestiture
Front End Refocus
[CATE GORY NAME]
I
C
AD
M
IT/O
New Customers
Regional Expansion
Organic Projects
M&A
LV
I
M
CV
C/IT
AD
Organic Growth
Innovation
M&A
LV
I
M
CV
C/IT
AD
Legend:
AD: Aviation/Defense
C: Communications
CV: Commercial Vehicles
I: Industrial
IT: Information Technology
LV: Light Vehicles
M: Medical
O: Others

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Organic Growth - Focusing on Our Value Proposition

Sense

Develop next generation sensor products

Expanded pedal applications

Expanded switch and control product line

Expanded piezo-ceramic applications and new technologies:

- Naval sonar buoys
- Naval hydrophones
- Miniature medical ultrasound

Connect

Low power OCXO

RF monoblock modules and ClearPlex Waveguide technology for telecom and military markets

Broaden portfolio of distribution products

Move

Leverage current competencies to expand actuator portfolio

Expanded piezo-ceramic applications and new technologies:

- Naval sonar buoys
- Industrial ultrasonic welding

New Products, New Applications, New Customers

CTS

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Inorganic Growth - Targeted Acquisitions 10 Disciplined approach to acquisitions:  Returns in excess of cost of capital  Accretive to earnings  Maintain balance sheet strength  Synergy opportunities Strengthen Customer Relationships Expand Product Range Broaden Geographic Reach Enhance Technology Portfolio

Channel Technologies Group, Advanced Materials Division (CTG-AM) Acquisition 11 CTG-AM Overview  Founded in 1997 and located in Bolingbrook, IL  Is the industry leader for the design and manufacture of piezoelectric single crystals for use in the medical and defense industries  Is the leading large scale, vertically integrated manufacturer of single crystals, having invested heavily in refining proprietary production processes and equipment  Has existing long-term relationships with blue chip OEM customers Single Crystal Applications  Materials are needed for high definition ultrasound imaging devices, currently the fastest-growing medical imaging market  Other applications include wireless pacemakers, implantable hearing aids and defense technologies, among others Acquisition Rationale  Increases CTS’ presence within the growing medical market, especially in high definition ultrasound imaging devices  Provides intellectual property, trade knowledge and manufacturing methods, creating significant barriers to entry and expanding CTS’ product and technology portfolio  Aligns with strategy around Sense, Connect and Move, complementing existing products 2D 3D or 4D Single crystal technology produces higher quality ultrasound images (right) compared to traditional technology (left) Traditional Technology Single Crystal Technology

Filter Sensing Technologies (FST) Acquisition

FST Overview

- Start-up founded by two MIT Ph. D. graduates located in the Boston area
- Innovative sensing technology that uses a low power RF signal to measure soot and ash loading on Diesel Particulate Filters (DPF) or Gasoline Particulate Filters (GPF)
- Suitable for aftertreatment systems in Passenger or Commercial Vehicles, diesel or gasoline.

Acquisition Rationale

- Disruptive sensing technology with potential to become a sensing platform
- Entry point into aftertreatment applications in Transportation applications
- Potential applications outside transportation
- Leverages CTS core capabilities

RF Sensing – DPF/GPF Benefits

- Highly accurate direct measurement of both soot and ash in DPF/GPF
- Optimize DPF/GPF to improve efficiency and reduce ash maintenance
- Reduce fuel consumption by optimizing particulate filter regeneration
- Enable aftertreatment system cost reduction
- Potential to integrate on-board diagnostics function while providing significant value add
- Extended filter component life and reduce warranty claims


RF-DPF

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$305 $409 $404 $382 2012 2013 2014 2015 2016E Sales $0.64 $0.82 $0.97 $0.93 2012 2013 2014 2015 2016E Adjusted Earnings Per Share $400 $390 $1.05 $0.95 +2% to 13% 13 Note 1: Sales are from continuing operations. Adjusted EPS is as reported. +2% to 5% Note 2: 2016E represents guidance provided on February 8, 2016. Annual Financial Performance Trend ($ Millions except Adjusted Earnings Per Share)

New Business Awards 14 $299 2Q-4Q $484 $560 2012 2013 2014 2015 Not Reported 1Q Not Reported ($ Millions) 16% Growth

Improved Cost Structure  Manufacturing locations  Reduced from 15 to 11  Utilization of best cost manufacturing locations up from ~50% in 2013 to >80% by 2017 – ~70% at the end of 2015  Shift SG&A spend – Increase Sales & Marketing, Optimize G&A  Improve presence in Europe and Asia  Increase customer intimacy  Lean corporate office  G&A best cost optimization  Continue to fund R&D for growth  Closer to customer  Best cost optimization 15

Equity 76% [CATEGOR Y NAME] $124 $135 $157 $75 $75 $91 2013 2014 2015 Strong Balance Sheet and Conservative Capital Structure Capital Structure 16 Total Debt to Capitalization Net Debt $(49) $(60) Current Capital Structure ($200M Facility) Debt Cash $(66) ($ Millions except percentages)

Capital Structure Leverage = 1.0x - 2.5x EBITDA Operating Cash Flow Return Capital to Shareholders ~4% of Sales 20-40% of Free Cash Flow 12-14% of Sales 60-80% of Free Cash Flow Target Capital Deployment – Disciplined Approach 17 Growth Acquisitions Investment Dividends & Buybacks

Appendix

CTS Competitors

Accelerator Pedals	Bosch, Denso, Hella, KSR
EMI/RFI Filters	API Technologies, AVX, Corry Micronics, Ferroperm, Spectrum Conrols, Stelco
Frequency	Epson, Mtron, NDK, Rakon, Si Labs, Tai Tien, TEW, Vectron
Mechatronics	Borg Warner, Continental, Delphi, Denso, Johnson Electric, Minebea, Mitsuba, Mitsubishi Electric, Valeo
Piezoelectric	Channel Technology Group, Exelis, Morgan, Murata, NGK/Sumitomo, TDK
Resistor Networks	BI Tech, Bourns, KOA
RF Filters	Partron, Shangshin Elecom, UBE
Sensors	Alps, Bourns, Bosch, Continental, Delphi, Sensata, Stoneridge, TT (AB), Tyco Electronics (TE)
Switches & Controls	Alps, BI Tech, Bourns, C&K, Diptronics, ECE, Elma, Grayhill, Tocos

CTS

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CTS Core Values 20

Financial Summary Note 1: See Regulation G reconciliations from GAAP to Non-GAAP measures and adjustments. Note 2: All figures are from continuing operations except for Adjusted Diluted EPS (As Reported), Operating Cash Flow and Total Debt / Capitalization 21 ($ Millions, except percentages and Adjusted Diluted EPS) Net Sales Adjusted Diluted EPS (As Reported) Operating Cash Flow Total Debt / Capitalization Depreciation and Amortization 2015 $382.3 $0.93 $38.6 24.4% $16.3 2014 $404.0 $0.97 $32.4 20.6% $17.0 2013 $409.5 $0.82 $37.6 20.2% $17.3 2012 $304.5 $0.64 $41.7 36.4% $13.5 2011 $279.9 $0.67 $22.2 22.0% $12.1 Adjusted EBITDA Adjusted EBITDA % of Sales $60.9 15.9% $66.5 16.5% $54.5 13.3% $28.7 9.4% $29.5 10.5%

Regulation G Schedules 22 ($ Millions, except percentages) Adjusted EBITDA 2015 2014 2013 2012 2011 Net earnings from continuing operations 7.0 $ 26.5 $ 2.0 $ 13.5 $ 11.3 $ Depreciation and amortization expense 16.3 $ 17.0 $ 17.3 $ 13.5 $ 12.1 $ Interest expense 2.6 $ 2.3 $ 3.3 $ 2.6 $ 2.1 $ Tax expense 5.3 $ 12.8 $ 16.1 $ 1.0 $ 1.1 $ EBITDA from continuing operations 31.2 $ 58.6 $ 38.6 $ 30.5 $ 26.5 $ Charges (credits) to EBITDA from continuing operations: Restructuring, restructuring-related, and asset impairment charges 15.2 $ 7.9 $ 11.8 $ 4.5 $ 2.6 $ Gain on sale-leaseback - $ - $ - $ (10.3) $ - $ Additional legal costs - $ - $ - $ 1.5 $ 0.3 $ Non-recurring environmental charge 14.5 $ - $ - $ - $ - $ Additional CEO search, legal costs and acquisition - $ - $ 4.1 $ 2.5 $ - $ Total adjustments to reported operating earnings from continuing operations 29.7 $ 7.9 $ 15.9 $ (1.8) $ 3.0 $ Adjusted EBITDA from continuing operations 60.9 $ 66.5 $ 54.5 $ 28.7 $ 29.5 $ Sales from continuing operations 382.3 $ 404.0 $ 409.5 $ 304.5 $ 279.9 $ Adjusted EBITDA as a % of sales from continuing operations 15.9% 16.5% 13.3% 9.4% 10.5% Full Year

Regulation G Schedules

Adjusted Diluted EPS

	Full Year - From Continuing Operations					Full Year - As Reported		
	2015	2014	2013	2012	2011	2013	2012	2011
Diluted earnings (loss) per share	**$ 0.21**	**$ 0.78**	**$ 0.06**	**$ 0.39**	**$ 0.32**	**$ (0.12)**	**$ 0.59**	**$ 0.60**
Tax affected charges (credits) to reported diluted earnings per share:								
Restructuring, restructuring-related, and asset impairment charges	$ 0.40	$ 0.18	$ 0.28	$ 0.10	$ 0.05	$ 0.28	$ 0.19	$ 0.06
Gain on sale-leaseback	$ -	$ -	$ -	$ (0.23)	$ -	$ -	$ (0.23)	$ -
Additional CEO search and legal costs	$ -	$ -	$ -	$ 0.04	$ 0.01	$ -	$ 0.04	$ 0.01
CEO transition costs	$ -	$ -	$ 0.07	$ 0.01	$ -	$ 0.07	$ 0.01	$ -
Acquisition-related costs	$ -	$ -	$ -	$ 0.04	$ -	$ -	$ 0.04	$ -
EMS divestiture	$ -	$ -	$ -	$ -	$ -	$ 0.25	$ -	$ -
Non-recurring environmental charge	$ 0.27	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Tax impact of cash repatriation	$ 0.26	$ -	$ 0.31	$ -	$ -	$ 0.31	$ -	$ -
Tax asset write-off related to restructuring	$ -	$ 0.01	$ -	$ -	$ -	$ -	$ -	$ -
Tax impact of U.K. deferred tax asset write-off	$ -	$ -	$ 0.03	$ -	$ -	$ 0.03	$ -	$ -
Increase in recognition of foreign valuation allowance	$ 0.10	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Increase in recognition of uncertain tax benefits	$ 0.17	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Change in treatment of certain foreign taxes	$ (0.48)	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Adjusted diluted earnings per share	**$ 0.93**	**$ 0.97**	**$ 0.75**	**$ 0.35**	**$ 0.38**	**$ 0.82**	**$ 0.64**	**$ 0.67**

Total Debt to Capitalization

($ Millions, except percentages)

	As of December 31				
	2015	2014	2013	2012	2011
Total debt **(A)**	$ 90.7	$ 75.0	$ 75.0	$ 153.5	$ 74.4
Total shareholders' equity **(B)**	$ 281.7	$ 289.8	$ 296.9	$ 267.8	$ 263.3
Total capitalization **(A+B)**	$ 372.4	$ 364.8	$ 371.9	$ 421.3	$ 337.7
Total debt to capitalization	**24.4%**	**20.6%**	**20.2%**	**36.4%**	**22.0%**

CTS

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